DECEMBER 31, 2000


DAVIS VALUE PORTFOLIO
(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)








DAVIS FUNDS
OVER 25 YEARS OF RELIABLE INVESTING(R)

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder:

There is always a list of worries circulating in the market. Right now, for example, some people are worried about what you might call the four E's--earnings, the economy, euro weakness and energy costs. Other people are worried about the three T's--trade deficits, terrorism or unrest in the world and taxes. Yet others are worried about the three I's--interest rates, inflation and integrity, whether in government or in corporate accounting.

To become a successful investor you have to look beyond those worries. First, you must be committed to the concept that investing in equities is a proven way to build wealth over generations.(1) Second, you must do your homework before you invest the way you would do your homework before buying a house. You would call in experts such as an appraiser and a building engineer to help you evaluate the condition of the house, the neighborhood, the schools, the house's record of appreciation and historical and projected property tax rates.

Third, and perhaps most important of all, you must think long term. You have to look two, three or more years ahead so you are not caught up in the quarterly earnings revision game or the momentum game. When you buy a house, you intend to own it for a while. If you thought you might be moving and sell the house in a few months, you would rent rather than buy. Being a short-term stock trader is akin to signing month-to-month leases as opposed to being an owner or long-term investor.

At Davis Selected Advisers, L.P., we focus on themes that we believe are likely to prevail over a decade or more. One theme that has been successful for us in the past and that we continue to like is financial stocks, which offer a play on the growing retirement market and the increasing interest of baby boomers in investing for their retirement. Financial stocks have also benefited from the trend to industry restructuring and consolidation and from low inflation and the long business expansion, which has limited credit risk.(2)

A future demographically related theme that might be a logical extension of the financial theme is the growing global market for new medicines. As baby boomers reach retirement age, they will tend to use more medications, and medical advances are also lengthening life expectancies. These new medicines may be invented by existing pharmaceutical companies, by emerging biotech and genetic research companies or, most likely, by a combination of these groups via consolidation, joint ventures, and joint operating and marketing agreements.(2)

To be a successful investor, we also think you have to focus on the price you pay for ownership of a particular company as well as on the prospects for businesses and themes. That is true too if you are purchasing a house.

You may love the house, but if it is overpriced, it is not a good buy.

Paying attention to price is especially important now as we do not expect the secular explosion in equity prices that we experienced over the past two decades when the Dow Jones Industrial Average advanced from 1,000 to 10,000. Instead, we anticipate the market will move in a broad trading range during the next few years. To our mind, 10,000 looks like a value point that is being established on the downside, although prices could certainly go lower in a recession or a real bear market. At the same time, given today's earnings, future prospects for growth and where we are in the business cycle, it would require a serious rewriting of the history books to get the Dow much above 15,000 in the next five years or so.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Our strategy is to follow a practice of watchful waiting, using an add and trim policy. If you are a committed equity investor and have done your homework, as market rotation drives certain industries into disfavor, you can take advantage of opportunities there. Conversely, when a group has been in favor for six months or more, then it may be advisable to do some trimming or at the very least hold off on increasing those positions.

We think that good money will still be made in stocks over the next few years, but it will be made by leaning against the wind--that is, by buying on weakness and lightening up on strength in a choppy market. In this climate, we will continue to stick with high quality, well-managed companies that we believe offer solid potential for sustainable earnings growth over the long term.(3)


Sincerely,


/s/ Shelby M.C. Davis

Shelby M.C. Davis
Senior Research Adviser

February 2, 2001

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Value Portfolio delivered a total return of 9.30% for the one year period ended December 31, 2000,(4) outpacing the performance of the Lipper Large-Cap Value Fund Index(5) and the Standard & Poor's 500 Index.(5) The Lipper Large-Cap Value Fund Index provided a return of 1.95% over the calendar year while the S&P 500 returned (9.10)% over the same time frame.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Portfolio last year?

A. In the year 2000, Davis Value Portfolio produced strong investment returns both in absolute terms and also relative to the S&P 500 Index against which Ken and I judge ourselves. These are good results but, as I mentioned in August, there is a danger in trying to read too much into short-term results and an even greater danger of becoming complacent when short-term results are good. Despite our mistakes, which I will describe below, we are generally pleased with the performance of the businesses that we own. The portfolio is made up of high-quality companies run by first-class managers. More importantly, the fact that these managers are capable of creating value in all types of economic and market conditions is reassuring in such uncertain times and helps keep us focused on the long term.(6)

Q. What is your perspective on the market turmoil that seemed to characterize the year 2000?

A. As contrary as this might sound, Ken and I would describe the market last year as generally rational. To understand this description, it is important to remember that stocks represent ownership interests in businesses and that there is a fundamental difference between the price of a stock, which can be affected by changes in psychology and sentiment, and the value of a stock, which can only be determined by the present value of the cash generated by the underlying business. Over the past several years, we have been operating in an environment where price and value became disconnected. Companies with little or no cash flow (or prospects of generating any) and therefore stocks that had little or no value were being priced at enormously high levels. Meanwhile, many businesses with strong cash flow and reasonable growth were being priced as if they were doomed to fade into oblivion. Beginning in the second quarter of last year, price and value began to converge with the result that many companies with very high prices plunged while others with more reasonable valuations recovered somewhat. It is striking that the relatively modest movement in the S&P 500 masks enormous underlying price swings, with many large, widely owned stocks falling 50-90% from their highs. It is because of this general convergence between price and value that we would characterize the market of 2000 as more rational.

Q. Can you provide some perspective on the portfolio?

A. In reviewing the portfolio, I am reminded of Clint Eastwood's Western, The Good, the Bad and the Ugly, as we certainly made decisions that fall into all three categories.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Looking first at "The Good," market volatility created opportunities both on the buy side and the sell side. In the early part of the year when anything associated with the 'Old Economy' was languishing, we were presented with opportunities to add to top-notch pharmaceuticals such as American Home Products(7), Bristol-Myers and Merck, all we believe at reasonable prices. To my father's comments above in which he outlines the strong demographic underpinnings of this high-quality industry, I can only add that the recent presidential election would seem to mitigate some of the industry's regulatory risk.

The market also showed a distinct aversion to anything controversial. In such an environment, investors have a 'shoot first and ask questions later' attitude when good companies become involved in controversy. Such was the case with Tyco, when a poorly researched newsletter called into question Tyco's accounting policies. In the resulting panic, the stock price collapsed, providing an opportunity to buy this growing company at a value price. Importantly, one can only take advantage of such opportunities with the conviction that comes from research. Without question the research effort that Ken led on Tyco was first-rate.

Our opportunistic purchase of Costco also falls into the category of seeing opportunity amid controversy. Long a favorite of growth investors, the shares of Costco fell almost 50% from their high when earnings came in below expectations. This disappointment resulted from a number of developments that Ken and I consider as positives not negatives, such as an increase in the opening of new stores and the success of Costco's partnership with American Express. Both of these developments result in higher short-term costs but long-term value creation. We had followed this well-run company for many years and are delighted that such a short-term overreaction provided an opportunity to establish a position at reasonable prices.

Other "good" buys during controversial times that warrant mention include Providian, Tellabs and Philip Morris.

"The Good" category also includes an important contribution from good sells. These sells in turn can be divided in two groups. In the first group were companies where investor euphoria drove valuations to unjustifiable levels. Most of this selling took place early in the first quarter. This was fortuitous timing, as we certainly did not foresee the massive collapse in technology that began shortly thereafter. Rather, we were simply applying the valuation discipline that is essential in our investment philosophy. We sold all of our Oracle and SAP shares, the vast majority of our Applied Materials position and a significant portion of our holdings in Texas Instruments, all at prices dramatically above where these stocks currently trade.

The second kind of good sells were in companies whose reported results were helped by nonrecurring or lower quality sources of income, such as venture capital or pension gains. Although we remain admirers of Intel and of IBM, we significantly reduced our exposure in each reflecting our concern that the companies' recurring earnings base was somewhat less than the reported results would indicate.

This brief discussion, alas, wraps up "The Good" portion of our report, leaving only "The Bad" and "The Ugly."

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In "The Bad" category, Ken and I would place holdings whose business prospects have deteriorated generally because of factors that lay outside of the companies' control, such as the slowing economy. In some cases, such as the media companies Gannett and Tribune or the industrial company Dover, stock prices have fallen in anticipation of worsening results. In other cases, such as Masco, the largest supplier to Home Depot, and Martin Marietta Materials, a well-run gravel company, operating results have already been impacted much more than we would have predicted. Interestingly, while both Masco and Martin Marietta fell steeply from their highs, both ended the year modestly up. My definition of this category of holdings as "bad" does not describe our view of these businesses or the people who run them, but simply reflects the fact that the weakening economy will have an important impact on their short-term operating results that in some cases is worse than we would have forecast.

Onto "The Ugly": a category I define as companies whose stock prices are down as a result of deteriorating business prospects and missteps by management, at least in the short term. I must further divide this group into companies in which we still have confidence and companies in which our confidence has been shaken by our misjudgment.

In the first group, the performance of printing company Lexmark was certainly ugly. While we began buying the company when it was already down 20% from its high, the shares continued to plunge because of deteriorating business conditions as well as some operating mistakes. Similarly, the shares of Hewlett-Packard have fallen in conjunction with disappointing results that also stemmed from both a weakening business environment as well as overly optimistic predictions by the management team. Although we were undoubtedly mistaken in our short-term predictions for these companies and although their managements have clearly made some missteps, we still have confidence in them.

The most important category to report to shareholders is the segment within "The Ugly" category that we must classify as our most serious mistakes: AT&T, Motorola and Lucent. In reviewing our investment rationale and process, we have concluded that we were mistaken about these holdings for very different reasons.

In the case of AT&T, rapid developments in technology and important changes in regulations allowed a host of new competitors, ranging from the old local phone companies (or RBOCs) to brand-new, well-capitalized start-ups such as Level Three, to gain important advantages in AT&T's core long-distance and business-services operations. We were slow to recognize AT&T's strategic vulnerability or anticipate the dramatic deterioration in pricing that resulted from these developments. Unfortunately, these types of mistakes are always difficult to prevent and predict, as technological and regulatory changes are often unexpected. Nevertheless, we certainly will never again underestimate the enormous effect that capital and regulators can have on the competitive landscape, nor will we overestimate the ability of a new CEO to change quickly a slow-moving corporate culture. Clearly Mike Armstrong faced a Herculean task. In reviewing our investment in AT&T, Ken recently reminded me of Warren Buffett's quip that in investing, unlike competitive diving, there are no extra points awarded for the degree of difficulty.

In the case of Motorola, I remember my grandfather's observation that the four most expensive words on Wall Street are, "This time is different." Operating as the company does in the enormous growth businesses of telecommunications and semiconductors, it seemed likely that despite its five-year history of poor execution Motorola could be poised for years of profitable growth. Unfortunately, the company has been slow to address the causes of this chronic mis-execution and to correct its apparently poor financial controls and lack of capital discipline.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

I have saved the worst for last and now turn to Lucent, whose well-documented fall from grace is common knowledge. The reason we call Lucent the worst is because it was the most preventable of the mistakes we made in the year 2000.

When studying manufacturing companies or financial companies, our analysis always incorporates a careful assessment of the balance sheet and cash flow statements as well as the income statement. In technology, we, like many others, gave little attention to anything but the income statement. In this case, with perfect hindsight, that proved to be a mistake. The income statement was distorted in a way that might have been anticipated if we had placed as much emphasis on the company's cash flow statement as on its income statement. Although we purchased shares in Lucent after they had fallen almost one-third from their high and although the company had reported year-end net income for 1999 of over $3 billion, the company's cash flow statement revealed this shocking fact: while generating over $3 billion of net income (adjusted for an accounting change) and adding back another $1.8 billion of depreciation, the company still lost over $270 million of cash flow from operations. Given Lucent's then-stellar reputation and record, we were too easily reassured in our subsequent conversations with senior management and overlooked the now obvious significance of this glaring discrepancy. In the following months, the company went on to miss an important product cycle, which penalized revenue and forced these accounting issues to the surface.

Given the magnitude of Lucent's decline, the near unanimity of investor pessimism, the prospect of a new CEO and the pending spin-off of Lucent's valuable semiconductor business, we continue to own the shares and will report to you in future letters as to the final outcome of this saga.

It is our hope that going forward we will be able to repay a certain amount of the loss produced by this mistake through the avoidance of future mistakes. Rest assured that we have been reminded again of the importance of cash earnings (or what we call "owner earnings") and of the vagaries of GAAP (generally accepted accounting principles) earnings.

Q. What is your investment outlook?

A. Looking ahead, I can only echo my father's concerns that we will not again enjoy the wonderful environment of the last two decades for some time to come. It is clear to Ken and me that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of `the wealth effect' and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense due to the hidden cost of stock options and lower required contributions to fund pension plans. Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors has been fully appreciated.

In such an environment and in the spirit of my father's comments earlier in this report, I would add our commitment to the three S's. We are committed to being selective--that is, to remaining focused on the quality of the businesses that we own; to being sensitive to the relationship between price and valuation, which benefited us in our selling early in the year 2000; and to scrutinizing financial and regulatory statements for the sorts of accounting gimmicks that cost us so much in our Lucent investment.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

While the opportunities that allowed for the handsome results enjoyed by investors over the last two decades are likely gone, our core business of buying reasonably priced well-run companies for the long term remains the best method we know for building wealth over time. In this type of environment, investors will not get the instant gratification of huge annual returns, but instead must be patient and bear in mind Ben Graham's observation: "The investor who buys securities when the market price looks cheap on the basis of the company's statements and sells them when they look high on the same basis probably will not make spectacular profits. But, on the other hand, he will probably avoid equally spectacular and more frequent losses. He should have a better than average chance of obtaining satisfactory results. And this is the chief objective of intelligent investing."(8)

On a final note, while the management of Davis Value Portfolio is a team effort, our significant additions to Tyco, Tellabs, Philip Morris and Providian were all driven by Ken, with help from the research team. One of the advantages of writing this letter is that I know that Ken himself would never acknowledge his contribution for which he deserves our sincere thanks.

As the investment climate deteriorates and the storm clouds gather over the market, we cannot assure you that we will make rapid progress in the years ahead. But we can assure you that we shall continue to make every effort to ensure that the portfolio is well-founded and supported by companies capable of riding out the storms that may follow so many years of fair weather.(3)

--------------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Value Portfolio which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) There is no guarantee that the financial services or medical sectors will in fact continue to outperform the overall market.

(3) Davis Value Portfolio investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Value Portfolio's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) Total return assumes reinvestment of dividends and capital gain distributions and does not include fees and expenses associated with the variable annuity contracts and variable life insurance policies. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2000:

----------------------------------------------------------------------------
        PORTFOLIO NAME                1 YEAR              INCEPTION
                                  July 1, 1999
----------------------------------------------------------------------------
     Davis Value Portfolio            9.30%                 7.94%
----------------------------------------------------------------------------

(5) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Lipper Large-Cap Value Index is composed of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

(6) Davis Value Portfolio manages risk by adherence to a strict price discipline. Equity markets are volatile and there can be no assurance that investors will earn a profit. The Portfolio's net asset value per share will fluctuate and an investor in the Portfolio may lose money.

(7) See the Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

(8) The Interpretation of Financial Statements (1937 edition) by Benjamin Graham and Spencer Meredith.

An investment in Value Portfolio is not a deposit of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

DAVIS VALUE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2000

================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Assets & Liabilities         14.0%
Common Stock                                         86.0%



SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Banks and Savings & Loans               6.9%
Building Materials                      4.7%
Consumer Products                       3.4%
Diversified                            10.0%
Electronics                             4.0%
Financial Services                     22.6%
Food & Restaurant                       2.5%
Insurance                               9.0%
Pharmaceutical and Healthcare          10.7%
Technology                              6.8%
Telecommunications                      8.6%
Wholesale                               2.9%
Other                                   7.9%


TOP 10 HOLDINGS
STOCK                                             SECTOR                         % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------------------
Tyco International Ltd.                Diversified Manufacturing                        4.74%
American Express Co.                   Financial Services                               4.28%
American International Group, Inc.     Multi-Line Insurance                             4.05%
Household International, Inc.          Financial Services                               3.83%
Citigroup, Inc.                        Financial Services                               3.74%
Wells Fargo & Co.                      Banks and Savings & Loan Associations            3.59%
Tellabs, Inc.                          Telecommunications                               3.28%
American Home Products Corp.           Pharmaceutical and Health Care                   3.04%
Philip Morris Cos., Inc.               Consumer Products                                2.66%
Bristol-Myers Squibb Co.               Pharmaceutical and Health Care                   2.61%

DAVIS VALUE PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 0.99% of 12/31/00 total net assets)


                                                                                                          % OF 12/31/00
                                                                                     DATE OF 1ST          FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Group                              Telecommunications                  4/27/00                 0.16%
BMC Software, Inc.                               Technology                          1/26/00                 0.33%
Costco Wholesale Corp.                           Wholesale                           5/25/00                 2.52%
Eli Lilly & Co.                                  Pharmaceutical and Health Care      3/7/00                  0.60%
First Data Corp.                                 Data Processing                     9/11/00                 0.11%
Kansas City Southern Industries, Inc.            Transportation                      6/29/00
Loews Corp.                                      Multi-Line Insurance                9/14/00                 0.57%
Lucent Technologies Inc.                         Telecommunications                  1/11/00                 1.17%
Martin Marietta Materials, Inc.                  Building Materials                  5/11/00                 0.68%
Minnesota Mining and Manufacturing Co.           Diversified Manufacturing           12/5/00                 1.04%
Moody's Corp.                                    Financial Services                  8/21/00                 0.49%
Sprint Corp.                                     Telecommunications                  1/11/00                   -
Sun Life Financial Services of Canada            Life Insurance                      4/14/00                 0.20%
Tellabs, Inc.                                    Telecommunications                  3/10/00                 3.28%
TyCom, Ltd.                                      Telecommunications                  10/18/00                0.30%
United Parcel Service, Inc., Class B             Transportation                      9/21/00                 1.25%
Worldcom, Inc.                                   Telecommunications                  1/11/00                   -

POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $50,000 are highlighted)


                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE               GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
Avaya Inc.                                       Telecommunications                  11/28/00                 (61,116)
Colgate-Palmolive Co.                            Consumer Products                   2/17/00                     (166)
Crescent Real Estate Equities Co.                Real Estate                         2/17/00                   (2,094)
Donaldson, Lufkin & Jenrette, Inc.               Investment Firms                    10/11/00                 172,493
Globalstar Telecommunications Limited            Telecommunications                  8/9/00                   (34,090)
Kansas City Southern Industries, Inc.            Transportation                      7/13/00                       95
The Neiman Marcus Group, Inc., Class B           Retail                              2/17/00                     (269)
Oracle Corp.                                     Technology                          4/27/00                  268,418
Pfizer Inc.                                      Pharmaceutical and Health Care      2/17/00                   (7,644)
SAP AG                                           Technology                          10/12/00                  72,113
Sprint Corp.                                     Telecommunications                  9/14/00                  (61,533)
U.S. Bancorp                                     Banks and Savings & Loan            3/7/00                   (49,919)
Unisys Corp.                                     Technology                          1/7/00                    (7,713)
UnumProvident Corp.                              Insurance                           3/7/00                   (30,174)
Vornado Realty Trust                             Real Estate                         5/2/00                      (605)
Waste Management, Inc.                           Waste Management Services           2/17/00                   (5,383)
Worldcom, Inc.                                   Telecommunications                  11/13/00                 (86,030)

DAVIS VALUE PORTFOLIO
COMPARISON OF DAVIS VALUE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2000.

---------------------------------------------------------------------------
One Year .........................................................  9.30%
---------------------------------------------------------------------------
Life of Fund (July 1, 1999 through December 31, 2000).............  7.94%
---------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Value Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2000 the value of your investment would have grown to $11,218 - a 12.18% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $9,731 - a 2.69% decrease.

----------------------------------------
             S&P 500         DVP
----------------------------------------
  7/1/99    $  10,000.00    $  10,000.00
----------------------------------------
12/31/99    $  10,706.00    $  10,263,57
----------------------------------------
12/31/00    $   9,731.00    $  11,218.07
----------------------------------------


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                                                                  VALUE
SHARES                                           SECURITY                                        (NOTE 1)
=============================================================================================================
COMMON STOCK - (86.04%)
   ADVERTISING AGENCIES - (0.04%)
           700    WPP Group PLC  .............................................................  $   43,772
                                                                                                ----------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.90%)
         6,900    Bank One Corp................................................................    252,713
        37,400    Golden West Financial Corp...................................................  2,524,500
        77,400    Wells Fargo & Co. ...........................................................  4,310,212
                                                                                                ----------
                                                                                                 7,087,425
                                                                                                ----------
   BUILDING MATERIALS - (4.04%)
        19,400    Martin Marietta Materials, Inc. .............................................    820,620
       120,000    Masco Corp. .................................................................  3,082,500
        20,000    Vulcan Materials Co. ........................................................    957,500
                                                                                                ----------
                                                                                                 4,860,620
                                                                                                ----------

   CONSUMER PRODUCTS - (2.92%)
         8,600    Gillette Co. ................................................................    310,675
        72,800    Philip Morris Cos., Inc. ....................................................  3,203,200
                                                                                                ----------
                                                                                                 3,513,875
                                                                                                ----------
   DATA PROCESSING - (0.11%)
         2,500    First Data Corp..............................................................    131,719
                                                                                                ----------
   DIVERSIFIED - (1.91%)
            31    Berkshire Hathaway Inc., Class A*............................................  2,201,000
            42    Berkshire Hathaway Inc., Class B*............................................     98,868
                                                                                                ----------
                                                                                                 2,299,868
                                                                                                ----------
   DIVERSIFIED MANUFACTURING - (6.73%)
        28,100    Dover Corp. .................................................................  1,139,806
        10,400    Minnesota Mining and Manufacturing Co. ......................................  1,253,200
       102,600    Tyco International Ltd. .....................................................  5,694,300
                                                                                                ----------
                                                                                                 8,087,306
                                                                                                ----------
   ELECTRONICS - (3.43%)
        20,180    Agilent Technologies, Inc.*..................................................  1,104,855
         4,800    Applied Materials, Inc.*.....................................................    183,300
        11,150    Koninklijke Philips Electronics N.V..........................................    404,188
        15,400    Molex Inc....................................................................    546,219
        39,700    Texas Instruments Inc. ......................................................  1,880,787
                                                                                                ----------
                                                                                                 4,119,349
                                                                                                ----------

   ENERGY - (0.48%)
         9,400    Devon Energy Corp. ..........................................................    573,118
                                                                                                ----------
   FINANCIAL SERVICES - (16.45%)

        93,600    American Express Co. ........................................................  5,142,150
        87,933    Citigroup, Inc. .............................................................  4,490,079
        24,300    Dun & Bradstreet Corp.*......................................................    628,762
        33,600    Freddie Mac..................................................................  2,314,200


DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2000

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
=================================================================================================================
COMMON STOCK - CONTINUED

     FINANCIAL SERVICES - CONTINUED
        83,800    Household International, Inc. ...............................................  $   4,609,000
        22,800    Moody's  Corp. ..............................................................        585,675
        34,900    Providian Financial Corp. ...................................................      2,006,750
                                                                                                 -------------
                                                                                                    19,776,616
                                                                                                 -------------
     FOOD/BEVERAGE & RESTAURANT - (2.16%)
        76,400    McDonald's  Corp. ...........................................................      2,597,600
                                                                                                 -------------
     HOTELS - (0.75%)
        21,400    Marriott International, Inc., Class A........................................        904,150
                                                                                                 -------------
     INDUSTRIAL - (1.48%)
        58,300    Sealed Air Corp.*............................................................      1,778,150
                                                                                                 -------------
     INVESTMENT FIRMS - (3.02%)
        31,800    Morgan Stanley Dean Witter & Co. ............................................      2,520,150
        28,200    Stilwell Financial, Inc. ....................................................      1,112,137
                                                                                                 -------------
                                                                                                     3,632,287
                                                                                                 -------------
     LIFE INSURANCE - (0.20%)
         9,200    Sun Life Financial Services of Canada........................................        244,964
                                                                                                 -------------
     MULTI-LINE INSURANCE - (4.61%)
        49,337    American International Group, Inc. ..........................................      4,862,778
         6,600    Loews Corp. .................................................................        683,513
                                                                                                 -------------
                                                                                                     5,546,291
                                                                                                 -------------
     PHARMACEUTICAL AND HEALTH CARE - (9.20%)
        57,500    American Home Products Corp. ................................................      3,654,125
        42,500    Bristol-Myers Squibb Co. ....................................................      3,142,344
         7,700    Eli Lilly & Co. .............................................................        716,581
        21,736    GlaxoSmithKline PLC..........................................................      1,217,205
        21,700    Merck & Co., Inc. ...........................................................      2,031,662
         4,800    Pharmacia Corp. .............................................................        292,800
                                                                                                 -------------
                                                                                                    11,054,717
                                                                                                 -------------
     PROPERTY/CASUALTY INSURANCE - (2.91%)
         6,000    Chubb Corp. .................................................................        519,000
        12,800    Progressive Corp. (Ohio).....................................................      1,326,400
        15,600    Transatlantic Holdings, Inc. ................................................      1,651,650
                                                                                                 -------------
                                                                                                     3,497,050
                                                                                                 -------------
     PUBLISHING - (1.30%)
         3,700    Dow Jones & Co., Inc. .......................................................        209,513
        10,900    Gannett Co., Inc. ...........................................................        687,381
        15,900    Tribune Co. .................................................................        671,775
                                                                                                 -------------
                                                                                                     1,568,669
                                                                                                 -------------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2000

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===================================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - (1.34%)
         1,600    Avalonbay Communities, Inc. .................................................  $      80,200
        32,500    Centerpoint Properties Corp. ................................................      1,535,625
                                                                                                 -------------
                                                                                                     1,615,825
                                                                                                 -------------
  TECHNOLOGY - (5.86%)
        28,200    BMC Software, Inc.*..........................................................        394,800
        83,400    Hewlett-Packard Co. .........................................................      2,632,312
        18,500    Intel Corp. .................................................................        556,156
        16,600    International Business Machines Corp. .......................................      1,411,000
        43,100    Lexmark International, Inc.*.................................................      1,909,869
        25,900    Novell, Inc.*................................................................        134,761
                                                                                                 -------------
                                                                                                    7,038,898
                                                                                                 -------------
   TELECOMMUNICATIONS - (7.43%)
        37,624    AT&T Corp. ..................................................................        651,365
        10,900    AT&T Wireless Group*.........................................................        188,706
        25,400    Loral Space & Communications, Ltd.*..........................................         80,963
       104,500    Lucent Technologies  Inc. ...................................................      1,410,750
       113,300    Motorola, Inc. ..............................................................      2,294,325
        69,900    Tellabs, Inc.*...............................................................      3,947,166
        15,900    TyCom, Ltd.*.................................................................        355,763
                                                                                                 -------------
                                                                                                     8,929,038
                                                                                                 -------------
   TRANSPORTATION - (1.25%)
        25,600    United Parcel Service, Inc., Class B ........................................      1,505,600
                                                                                                 -------------
   WHOLESALE - (2.52%)
        75,700    Costco Wholesale Corp.*......................................................      3,025,634
                                                                                                 -------------

                      Total Common Stock - (identified cost $100,375,774)......................    103,432,541
                                                                                                 -------------


DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2000


                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==================================================================================================================
SHORT TERM INVESTMENTS - (13.61%)
$    4,994,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                    dated 12/29/00, repurchase value of $4,997,590 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market
                    value $5,093,880).......................................................... $    4,994,000
     1,386,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                    01/02/01, dated 12/29/00, repurchase value of $1,386,993
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $1,413,720).............................................      1,386,000
     5,545,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                    01/02/01, dated 12/29/00, repurchase value of $5,548,980
                    collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $5,655,900 )............................................      5,545,000
     4,436,000    PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                    dated 12/29/00, repurchase value of $4,439,184 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market value
                    $4,524,720)................................................................      4,436,000
                                                                                                --------------

                        Total Short Term Investments  - (identified cost $16,361,000)..........     16,361,000
                                                                                                --------------

                  Total Investments - (99.65%) - (identified cost $116,736,774) - (a)..........    119,793,541
                  Other Assets Less Liabilities - (0.35%)......................................        415,072
                                                                                                --------------
                  Net Assets - (100%).......................................................... $  120,208,613
                                                                                                ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $116,884,554. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   11,151,715
                  Unrealized depreciation......................................................     (8,242,728)
                                                                                                --------------
                  Net unrealized appreciation ................................................. $    2,908,987
                                                                                                ==============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2000
================================================================================


ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules of Investments)...................................................      $   119,793,541
   Cash..............................................................................................                9,734
   Receivables:
     Dividends and interest..........................................................................              103,176
     Capital stock sold..............................................................................              425,316
   Prepaid expenses..................................................................................                  434
                                                                                                           ---------------
          Total assets...............................................................................          120,332,201
                                                                                                           ---------------
LIABILITIES:
   Due to Adviser....................................................................................               26,599
   Accrued expenses..................................................................................               96,989
                                                                                                           ----------------
          Total liabilities..........................................................................              123,588
                                                                                                           ---------------

NET ASSETS ..........................................................................................      $   120,208,613
                                                                                                           ===============

SHARES OUTSTANDING (NOTE 4)..........................................................................           10,869,378
                                                                                                           ===============

NET ASSET VALUE, offering and
     redemption price per share (Net Assets divided by shares outstanding)...........................      $         11.06
                                                                                                           ===============

NET ASSETS CONSIST OF:
   Par value of shares of capital stock..............................................................      $        10,869
   Additional paid-in capital........................................................................          117,562,753
   Accumulated net realized loss.....................................................................             (421,776)
   Net unrealized appreciation on investments........................................................            3,056,767
                                                                                                           ---------------
                                                                                                           $   120,208,613
                                                                                                           ===============

* Including a repurchase agreement of $16,361,000 and cost of $116,736,774.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the year ended December 31, 2000

================================================================================

INVESTMENT  INCOME:
Income:
   Dividends (Net of foreign withholding taxes of $1,628)........................................      $       401,941
   Interest......................................................................................              416,540
                                                                                                       ---------------
       Total income..............................................................................              818,481
                                                                                                       ---------------
Expenses:
   Management fees (Note 2)......................................................................              357,028
   Custodian fees................................................................................               48,334
   Transfer agent fees...........................................................................                9,445
   Audit fees....................................................................................                8,050
   Accounting fees (Note 2)......................................................................                6,000
   Legal fees....................................................................................               14,939
   Reports to shareholders.......................................................................                4,450
   Directors fees and expenses...................................................................               25,112
   Registration and filing fees..................................................................                3,385
   Miscellaneous.................................................................................                4,494
                                                                                                       ---------------
       Total expenses............................................................................              481,237
       Expenses paid indirectly (Note 5).........................................................               (1,454)
       Reimbursement of expenses by adviser (Note 2).............................................               (6,721)
                                                                                                       ---------------
       Net expenses..............................................................................              473,062
                                                                                                       ---------------
       Net investment income.....................................................................              345,419
                                                                                                       ---------------

REALIZED  AND  UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions................................................              403,901
   Net increase in unrealized appreciation of investments.......................................             2,116,786
                                                                                                       ---------------
       Net realized and unrealized gain on investments...........................................            2,520,687
                                                                                                       ---------------
       Net increase in net assets resulting from operations......................................      $     2,866,106
                                                                                                       ===============





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                                        YEAR ENDED       PERIOD ENDED
                                                                        DECEMBER 31,     DECEMBER 31,
                                                                           2000              1999
                                                                           ----              ----
OPERATIONS:
    Net investment income .........................................    $     345,419    $      14,023
    Net realized gain (loss) from investment transactions .........          403,901          (58,601)
    Net increase in unrealized appreciation of investments ........        2,116,786          939,981
                                                                       -------------    -------------
    Net increase in net assets resulting from operations ..........        2,866,106          895,403

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS  FROM:
    Net investment income .........................................         (345,419)         (14,023)
    Realized gains from investment transactions ...................         (767,076)            --
    Return of capital .............................................         (217,947)          (2,540)
    Distribution in excess of net investment income ...............          (31,236)            --

CAPITAL SHARE TRANSACTIONS (NOTE 4) ...............................      106,036,301       11,789,044
                                                                       -------------    -------------

Total increase in net assets ......................................      107,540,729       12,667,884

NET ASSETS:
    Beginning of period ...........................................       12,667,884             --
                                                                       -------------    -------------
    End of period .................................................    $ 120,208,613    $  12,667,884
                                                                       =============    =============







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis Variable Account Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

     Davis Value Portfolio is a diversified, professionally managed stock-oriented fund.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2000, the Fund had approximately $274,038 of post October losses available to offset future capital gains, if any, which expire in 2009.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $31,236 and a corresponding decrease in additional paid-in capital.

NOTE 2 - INVESTMENT ADVISORY FEES

     Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at an annual rate of 0.75% of the average annual net assets.

     State Street Bank is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2000 was $50. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2000 amounted to $6,000. The Adviser has agreed to reimburse the Fund for certain expenses incurred in the current fiscal period, which amounted to $6,721. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

     The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended December 31, 2000, SCD received $110 in commissions on the purchase and sales of portfolio securities in the Davis Value Portfolio.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2000 were $93,695,317 and $4,312,416, respectively.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000
================================================================================

NOTE 4 - CAPITAL STOCK

     At December 31, 2000, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                                  JULY 1, 1999
                                                                                                (COMMENCEMENT OF
                                                                   YEAR ENDED                  OPERATIONS) THROUGH
                                                                DECEMBER 31, 2000               DECEMBER 31, 1999
                                                            ------------------------        ------------------------
Shares sold ............................................            10,763,647                      1,328,411
Shares issued in reinvestment of distributions..........               128,294                          1,624
                                                                 -------------                  -------------
                                                                    10,891,941                      1,330,035
Shares redeemed ........................................            (1,258,762)                       (93,836)
                                                                 -------------                  -------------
      Net increase .....................................             9,633,179                      1,236,199
                                                                 =============                  =============

Proceeds from shares sold ..............................         $ 118,346,050                  $  12,681,981
Proceeds from shares issued in
    reinvestment of distributions ......................             1,361,678                         16,563
                                                                 -------------                  -------------
                                                                   119,707,728                     12,698,544
Cost of shares redeemed ................................           (13,671,427)                      (909,500)
                                                                 -------------                  -------------
      Net increase .....................................         $ 106,036,301                  $  11,789,044
                                                                 =============                  =============

NOTE 5 - CUSTODIAN FEES

        Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,454 for the year ended December 31, 2000.

DAVIS VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                JULY 1, 1999
                                                                                (COMMENCEMENT
                                                                               OF OPERATIONS)
                                                        YEAR ENDED                 THROUGH
                                                     DECEMBER 31, 2000        DECEMBER 31, 1999
                                                     -----------------        -----------------
Net Asset Value, Beginning of Period...............    $    10.25               $    10.00
                                                       ----------               ----------

Income From Investment Operations
 Net Investment Income.............................          0.03                     0.01
 Net Realized and Unrealized Gains (Losses)........          0.92                     0.25
                                                       ----------               ----------
    Total From Investment Operations...............          0.95                     0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............         (0.03)                   (0.01)
 Return of Capital.................................            -- (3)                   -- (3)
 Distributions from realized gains.................         (0.11)                      -
                                                       ----------               ----------
    Total Dividends and Distributions..............         (0.14)                   (0.01)
                                                       ----------               ----------

Net Asset Value, End of Period.....................    $    11.06               $    10.25
                                                       ==========               ==========

Total Return(1)....................................         9.30%                    2.64%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........      $120,209                  $12,668
 Ratio of Expenses to Average Net Assets...........          1.00%(4)                 1.00%*(4)
 Ratio of Net Investment Income to
    Average Net Assets.............................         0.73%                   0.43%*
 Portfolio Turnover Rate(2)........................           10%                       5%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

 *   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
INDEPENDENT AUDITORS' REPORT

================================================================================

To the Shareholders and Board of Directors of Davis Value Portfolio.:

     We have audited the accompanying statement of assets and liabilities of Davis Value Portfolio, including the schedules of investments as of December 31, 2000 and the related statement of operations for the year ended December 31, 2000, the statements of changes in net assets for the year ended December 31, 2000 and for the period from July 1, 1999 (commencement of operations) to December 31, 1999, and the financial highlights for the year then ended and for the period from July 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio as of December 31, 2000, and the results of operations for the year ended December 31, 2000, the changes in net assets for the year ended December 31, 2000 and for the period from July 1, 1999 to December 31, 1999, and the financial highlights for the year ended December 31, 2000 and for the period from July 1, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP


Denver, Colorado
February 9, 2001

DAVIS VALUE PORTFOLIO
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2000
================================================================================

     Income dividends paid by the Fund during the calendar year ended 2000 should be multiplied by 38% to arrive at the net amount eligible for the corporate dividend-received deduction.

                         DAVIS VALUE PORTFOLIO 2949 East
                  Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================


        DIRECTORS                       OFFICERS
        Wesley E. Bass, Jr.             Jeremy H. Biggs
        Jeremy H. Biggs                     Chairman
        Marc P. Blum                    Christopher C. Davis
        Andrew  A. Davis                    President
        Christopher C. Davis            Kenneth C. Eich
        Jerry D. Geist                      Vice President
        D. James Guzy                   Sharra L. Reed
        G. Bernard Hamilton                 Vice President,
        Laurence W. Levine                   Treasurer & Assistant Secretary
        Theodore B. Smith, Jr.          Thomas D. Tays
        Christian R. Sonne                  Vice President Secretary
        Marsha Williams                 Andrew A. Davis
                                            Vice President


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279


DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706


TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406


COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VALUE PORTFOLIO, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES SEE THE CURRENT PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

ANNUAL REPORT


Davis Selected Advisors
2949 East Elvira Road,
Suite 101
Tucson, AZ 85706
1-800-279-0279
wwww.davisfunds.com




DAVIS FUNDS
OVER 25 YEARS OF RELIABLE INVESTING(R)